SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-KSB


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 10, 2001
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                          NEW HORIZON KIDS QUEST, INC.
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             (Exact name of registrant as specified in its charter)


                                    Minnesota
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                 (State or other jurisdiction of incorporation)


         0-27780                                      41-1719363
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(Commission File Number)                   (IRS Employer Identification No.)


            16355 - 36th Avenue North, Suite 700, Plymouth, MN 55446
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               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (612) 557-1111
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5.   Other Events

          On January 16, 2001, NEW HORIZON KIDS QUEST, INC. (the "Company") announced that its Common Stock had been delisted from the Nasdaq Small Cap Market. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated January 16, 2001.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.
               Not Applicable.
          (b)  Pro forma financial information.
               Not Applicable.
          (c)  Exhibits.
               99   Press Release of the Company dated January 16,
                    2001.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NEW HORIZON KIDS QUEST, INC.




                                        By: /s/ William M. Dunkley
                                           -------------------------------------
                                           William M. Dunkley
                                             Chief Executive Officer



Date: January 22, 2001

                                  EXHIBIT INDEX

Number         Description
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99             Press Release of the Company dated January 16, 2001.